SECURITIES AND EXCHANGE COMMISSION

			   Washington, D.C.  20549


				  FORM 8-K


				CURRENT REPORT

		       Pursuant to Section 13 or 15(d) of the
			  Securities Exchange Act of 1934

				___________________


	  Date of Report (Date of earliest event reported) March 7, 1996

			     BIOCONTROL TECHNOLOGY, INC.
	    (Exact name of registrant as specified in its charter)



	    Pennsylvania                    0-1822              25-1229323
	    (State of other jurisdiction    (Commission         (IRS Employer
	    of incorporation)               File Number)         Identification no.)


		300 Indian Springs Road, Indiana, Pennsylvania 15701
		(Address of principal executive offices)    ( Zip Code)


	Registrant's telephone number, including area code (412) 349-1811



	_________________________________________________________________
			(Former name or former address,
			if changes since last report.)

Item 1.     Change in Control of Registrant.
	    Not applicable.

Item 2.     Acquisition or Disposition of Assets.
	    Not applicable.

Item 3.     Bankruptcy or Receivership.
	    Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant
	    Not applicable.

Item 5.     Other Events.
	    On March 7, 1996, Biocontrol Technology, Inc. (NASDAQ:BICO) announced today that it has, in writing, objected to and requested a change in wording contained in releases by Dow Jones.

Item 6.     Resignation of Registrant's Directors.
	    Not Applicable

Item 7.     Financial Statement, Pro Forma Financial Information and Exhibits.

	    (a)  Financial Statements and Businesses Acquired - Not Applicable.

	    (b)  Pro Forma Financial Information - Not Applicable.

	    (c)  Exhibits - News Release

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


						BIOCONTROL TECHNOLOGY, INC.


						by /s/  Fred E. Cooper
							Fred E. Cooper, CEO
DATED: March 7, 1996